UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 11, 2020

(Date of earliest event reported)

Cinedigm Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

237 West 35th Street, Suite 605, New York, New York	10001
(Address of principal executive offices)	(Zip Code)

212-206-8600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transmission period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	CIDM	Nasdaq Global Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 11, 2021, Cinedigm Corp. (the “Company”) amended its 2017 Equity Incentive Plan (the “Plan Amendment”) to increase the number of shares authorized for issuance thereunder from 14,098,270 to 18,098,270.

The foregoing description of the Plan Amendment is qualified in its entirety by reference to such amendment, which is filed herewith as Exhibit 10.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 11, 2021, the Company filed a Certificate of Amendment to the Fifth Amended and Restated Certificate of Incorporation (the “Charter Amendment”), pursuant to which the number of shares of Class A common stock authorized for issuance was increased to 275,000,000 shares.

The foregoing description of the Charter Amendment is qualified in its entirety by reference to such amendment, which is filed herewith as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) At the Annual Meeting of Stockholders of the Company on October 11, 2021 (the “Annual Meeting”), the stockholders of the Company voted on six proposals. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. There was no solicitation of proxies in opposition to management’s nominees as listed in the proxy statement and all of management’s nominees were elected to our Board of Directors.

(b) Details of the voting are provided below:

Proposal 1:

To elect five (5) members of the Company’s Board of Directors to serve until the 2022 Annual Meeting of Stockholders (or until successors are elected or directors resign or are removed).

	Votes For	Votes Withheld	Broker Non-Votes
Christopher J. McGurk	68,077,581	1,080,847	33,359,263
Ashok Amritraj	68,446,358	712,070	33,359,263
Peter C. Brown	66,593,444	2,564,984	33,359,263
Patrick W. O’Brien	66,283,862	2,874,566	33,359,263
Peixin Xu	56,312,932	12,845,496	33,359,263

Proposal 2:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve by non-binding vote, executive compensation.	54,993,929	12,296,362	1,867,837	33,359,263

Proposal 3:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve an amendment to the Company’s 2017 Equity Incentive Plan to increase the total number of shares of Class A Common Stock available for issuance thereunder.	56,337,273	11,785,683	1,035,172	33,359,263

Proposal 4:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve an amendment to the Company’s Certificate of Incorporation to increase the number of shares of Class A Common Stock authorized for issuance.	84,575,299	16,791,011	1,151,081	N/A

Proposal 5:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split, subject to the Board’s discretion.	83,145,094	18,878,755	494,542	N/A

Proposal 6:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
To ratify the appointment of EisnerAmper LLP as our independent auditors for the fiscal year ending March 31, 2022.	97,696,910	1,706,663	3,114,118	N/A

Item 7.01.	Regulation FD Disclosure.

On October 11, 2021, the Company issued a press release containing remarks by Christopher J. McGurk, the Chairman and Chief Executive Officer of the Company, delivered at the Annual Meeting. The press release is attached hereto as Exhibit 99.1.

The information set forth in this Item 7.01 is intended to be furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. In addition, this information shall not be incorporated by reference into any registration statement filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Fifth Amended and Restated Certificate of Incorporation
10.1	Amendment No. 5 to the 2017 Equity Incentive Plan.
99.1	Press release dated October 11, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CINEDIGM CORP.

Dated: October 12, 2021	By:	/s/ Gary S. Loffredo
Gary S. Loffredo
Chief Operating Officer, President of Digital Cinema, General Counsel and Secretary

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